UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 13, 2016

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 13, 2016, TearLab Corporation (the “Company”) and Physician Recommended Nutriceuticals (“PRN”) entered into a Cooperative Marketing Agreement (the “Marketing Agreement”) pursuant to which the Company and PRN will jointly promote PRN’s proprietary omega-3 formulations, including Dry Eye Omega Benefits®.

The Marketing Agreement, which is expected to initiate in early November, has a 30 month term with an option for mutual renewal by both parties. In addition, the agreement has a six month demonstration period whereby the agreement can be terminated by PRN if certain milestones are not achieved, or by the Company upon forfeiture of a portion of the Company’s marketing fee for the first six month demonstration period. After the demonstration period is completed, the Company will earn a marketing fee based on a percentage of revenue of the promoted products that varies over the life of the agreement and can vary by different customer channels. The Agreement contains provisions for termination upon change of control as well as non-compete provisions.

The foregoing summary of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the Marketing Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the quarter ended December 31, 2016.

Item 7.01. Regulation FD Disclosure.

On October 13, 2016, the Company issued a press release announcing it entered into the Marketing Agreement. A copy of the press release announcing the Marketing Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated October 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Wes Brazell
Wes Brazell
Chief Financial Officer

Date: October 13, 2016

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 13, 2016.